SHARE-BASED COMPENSATION - Inputs to the Model Used for PSUs Granted (Details) - PSUs - € / shares	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Disclosure of Input of Model Used for Performance-Based RSU [Line Items]
Fair value at grant date (in euros) (in EUR per share)	€ 21.56	€ 23.70
Share price at grant date (in EUR per share)	€ 15.23	€ 17.11
Dividend yield	0.00%	0.00%
Expected volatility	67.00%	70.00%
Risk-free interest rate (US government bond yield)	4.56%	1.88%